UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 28, 2018

PATTERN ENERGY GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36087	90-0893251
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

1088 Sansome Street
San Francisco, CA 94111
(Address and zip code of principal executive offices)
(415) 283-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	Departure of Certain Directors
On December 28, 2018, Ms. Patricia Bellinger resigned as a director of Pattern Energy Group Inc. (the “Company”). Her resignation from the Board was not because of any disagreement with the Company.
(d) Appointment of Certain Directors
On December 30, 2018, the Board appointed each of Mr. Richard Goodman and Ms. Mona Sutphen as directors to serve until the 2019 meeting of stockholders of the Company and his or her successor is duly elected and qualified. Mr. Goodman was also appointed to serve as a member of the Audit Committee and Conflicts Committee, and Ms. Sutphen was appointed to serve as a member of the Nominating, Governance and Compensation Committee and Conflicts Committee. There are no arrangements or understandings between any of such directors and any other persons pursuant to which such director was appointed a director of the Company. Each of such directors is eligible to receive the compensation under the Company’s non-employee director compensation program described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 23, 2018. The Company also entered into its standard form of indemnification agreement for directors and officers with each of such directors. The form of the indemnification agreement was filed as Exhibit 10.7 to the Company’s Registration Statement on Form S-1/A filed with the Securities and Exchange Commission on September 3, 2013 and is incorporated herein by reference.
As of the date of this Current Report on Form 8-K, seven directors serve on the Company’s Board.
Item 7.01 Regulation FD Disclosure.
On December 31, 2018, the Company issued a press release relating to changes in its Board. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.
Item 9.01. Financial Statements and Exhibits.
d. Exhibits

Exhibit Number	Description
99.1	Press release issued by the Company, dated December 31, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Pattern Energy Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 2, 2019

PATTERN ENERGY GROUP INC.

By:	/s/ Kim H. Liou
Name: Kim H. Liou
Title: General Counsel and Secretary